                       SECURITIES AND EXCHANGE COMMISSION

                              450 FIFTH STREET, NW
                              WASHINGTON, DC  20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                JANUARY 29, 1997
                        (DATE OF EARLIEST EVENT REPORTED)

                          PNC MORTGAGE SECURITIES CORP.
                    AS DEPOSITOR AND MASTER SERVICER UNDER A
                         POOLING AND SERVICING AGREEMENT
                           DATED AS OF JANUARY 1, 1997
                          PROVIDING FOR THE ISSUANCE OF

                                  $147,016,824

                       MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 1997-1

     Delaware                       33-84896                    36-4130904

     (State or other               (Commission                  (IRS Employer
     jurisdiction of              File Number)                  Identification
     Incorporation)                                             Number)

                             75 NORTH FAIRWAY DRIVE
                          VERNON HILLS, ILLINOIS  60061

                    (Address of principal executive offices)

               Registrant's telephone number, including area code:

                                 (708) 549-6500

Item 5.   OTHER EVENTS

DESCRIPTION OF THE CERTIFICATES AND THE MORTGAGE POOL.

     On January 29, 1997 (the "Closing Date"), PNC Mortgage Securities Corp. (the "Company"), pursuant to a pooling and servicing agreement, dated as of January 1, 1997, between the Company and First Bank National Association, as trustee, caused the Mortgage Pass-Through Certificates, Series 1997-1, to be issued (the "Certificates") which consist of the following fifteen classes: (i) Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 (the "Class A Certificates"), (ii) Class X and Class P, (iii) Class B-1, Class B-2 and Class B-3 (the "Senior Subordinate Certificates"), (iv) Class B-4, Class B-5 and Class B-6 (the "Junior Subordinate Certificates" and, together with the Senior Subordinate Certificates, the "Subordinate Certificates" or the "Class B Certificates") and (v) Class R. The Class A, Class X, Class P and Class R Certificates are referred to as the "Senior Certificates". The Class A-4 and Class A-6 Certificates are sometimes referred to as the "Lockout Certificates". Only the Senior Certificates and the Senior Subordinate Certificates (collectively, the "Offered Certificates") are offered to the public pursuant to the Company's Prospectus dated November 21, 1996 (the "Prospectus"), and Prospectus Supplement dated January 23, 1997 (the "Prospectus Supplement").

     The Company has caused an election to be made to treat the Trust as a "real estate mortgage investment conduit" (a "REMIC") for federal income tax purposes. All of the Certificates, other than the Class R Certificates, represent ownership of REMIC "regular interests" in the Trust. The Class R Certificates represent ownership of the REMIC "residual interests" in the Trust. See "Certain Federal Income Tax Consequences" in the Prospectus Supplement and in the Prospectus.

     The Offered Certificates evidence interests only in the Trust and are payable solely from amounts received with respect thereto.

---------------------------

     Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus, dated November 21, 1996, and Prospectus Supplement, dated January 23, 1997, of PNC Mortgage Securities Corp., relating to its Mortgage Pass-Through Certificates, Series 1997-1.

     The initial Class Principal Balance, initial Remittance Rate and Last Scheduled Distribution Date for each Class of Offered Certificates is set forth in the table below:


                   INITIAL CLASS          INITIAL             LAST SCHEDULED
  CLASS         PRINCIPAL BALANCE     REMITTANCE RATE (1)    DISTRIBUTION DATE
---------       -----------------     -------------------    ------------------
Class A-1       $  97,683,539.00            7.750%           February 25, 2027
Class A-2           2,000,000.00            7.750%           February 25, 2027
Class A-3          10,800,000.00            7.750%           February 25, 2027
Class A-4           7,843,750.00            7.950%           February 25, 2027
Class A-5          15,000,000.00            7.750%           February 25, 2027
Class A-6           6,275,000.00            7.500%           February 25, 2027
Class X                     0.00            7.750% (2)       February 25, 2027
Class P             1,474,485.00              (3)            February 25, 2027
Class B-1           2,970,000.00            7.750%           February 25, 2027
Class B-2           1,485,000.00            7.750%           February 25, 2027
Class B-3           1,485,000.00            7.750%           February 25, 2027
Class R                    50.00            7.750%           February 25, 2027

__________________________

(1) Interest distributed to the Offered Certificates (other than the Class P Certificates which are not entitled to receive distributions of interest) on each Distribution Date will have accrued during the preceding calendar month at the applicable per annum Remittance Rate.

(2) The Remittance Rate on the Class X Certificates will be 7.750% per annum. The Class X Certificates will accrue interest on the Class X Notional Amount. The "Class X Notional Amount" with respect to any Distribution Date will equal the product of (x) the aggregate scheduled principal balance, as of the second preceding Due Date after giving effect to payments scheduled to be received as of such Due Date, whether or not received, or with respect to the initial Distribution Date, as of the Cut-Off Date, of the Mortgage Loans having Pass-Through Rates in excess of 7.750% per annum (the "Premium Rate Mortgage Loans") and (y) a fraction, the numerator of which is the weighted average of the Stripped Interest Rates for the Premium Rate Mortgage Loans as of such Due Date and the denominator of which is 7.750%. The Class X Notional Amount as of the Cut-Off Date was approximately $5,711,924. The Class X Certificates are not entitled to receive distributions of principal.

(3) The Class P Certificates are not entitled to receive distributions of interest.

     The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance outstanding as of January 1, 1997 (the "Cut-Off Date"), after deducting payments due on or before that date, of approximately $148,501,922.

     Each Mortgage Loan has a first payment date during the period from April 1993 through February 1997, inclusive, and had an original term to maturity of not more than 30 years. As of the Cut-Off Date, the Mortgage Interest Rate on each Mortgage Loan was not less than 7.125% and not more than 9.875% per annum. As of the Cut-Off Date, the weighted average of the Mortgage Interest Rates on the Mortgage Loans was approximately 8.268% per annum.

     Each Mortgage Loan has a pass-through rate (the "Pass-Through Rate") equal to the excess, if any, of the Mortgage Interest Rate for such Mortgage Loan over the sum of the Servicing Fee and the Master Servicing Fee for such Mortgage Loan. As of the Cut-Off Date, the Pass-Through Rate for each Mortgage Loan was not less than 6.875% and not more than 9.575% per annum. As of the Cut-Off Date, the weighted average of the Pass-Through Rates for the Mortgage Loans was approximately 7.971% per annum.

     All of the Mortgage Loans had principal and interest payable on the first day of each month (the "Due Date"). None of the Mortgage Loans are Buydown Loans. The latest original scheduled maturity of any Mortgage Loan is January 2027. Each of the Mortgage Loans have original terms to maturity ranging from 20 to 30 years, and as of the Cut-Off Date, the weighted average remaining term to maturity (adjusted for Curtailments) of the Mortgage Loans was approximately
355.2 months. At origination, based upon an appraisal of the Mortgaged Property securing each Mortgage Loan, approximately 78.8% of the Mortgage Loans had Loan-to-Value Ratios less than or equal to 80%, and approximately 21.2% of the Mortgage Loans had Loan-to-Value Ratios greater than 80% but less than or equal to 95%. No Mortgage Loan had a Loan-to-Value Ratio at origination greater than 95%. At origination, the weighted average of the Loan-to-Value Ratios of the Mortgage Loans was approximately 76.6%. As of the Cut-Off Date, the weighted average of the Loan-to-Value Ratios of the Mortgage Loans was approximately 76.5%. As of the Cut-Off Date, approximately 21.4% of the Mortgage Loans were covered by a Primary Insurance Policy. All of the Mortgage Loans with Loan-to-Value Ratios as of the Cut-Off Date in excess of 80% were covered by a Primary Insurance Policy. At origination, each Mortgage Loan had a principal balance of not less than $20,000 nor more than $1,000,000, and the average principal balance of the Mortgage Loans as of the Cut-Off Date was approximately $243,047. Based solely on representations of the Mortgagors obtained at the origination of the related Mortgage Loans, approximately 98.8% of the Mortgage Loans were secured by owner-occupied Mortgaged Properties which were the primary residences of the related Mortgagors, approximately 0.5% of the Mortgage Loans were secured by owner-occupied Mortgaged Properties which were second or vacation homes of the related Mortgagors and approximately 0.7% of the Mortgage Loans were secured by Mortgaged Properties which were investor properties of the related Mortgagors. Approximately 0.4% of the Mortgage Loans were secured by interests in cooperative apartments. The aggregate principal balance of Mortgage Loans in the Mortgage Pool originated under a reduced documentation program (including certain Mortgage Loans for which verification of income and deposits was not required), which generally limits the original Loan-to-Value Ratio of the Mortgage Loan, was approximately $17,940,085, which was approximately 12.1% of the Mortgage Pool. As of the Cut-Off Date, the weighted average of the Loan-to-Value Ratios of such Mortgage Loans originated under such reduced documentation programs was approximately 68.3%. The aggregate principal balance of Mortgage Loans in the Mortgage Pool originated under a no documentation program was approximately $254,400 as of the Cut-Off Date, which was approximately 0.2% of the Mortgage Pool.

     Approximately 34.9% of the Mortgage Loans were secured by Mortgaged Properties located in California; 8.9% in Florida; 5.8% in Illinois; and no other single state contained Mortgaged Properties securing more than 5% of the Mortgage Loans. No more than 1.3% of the Mortgage Loans were secured by Mortgaged Properties located in any one California zip code area, and no more than 0.9% of the Mortgage Loans were secured by Mortgaged Properties located in any other single zip code area. Approximately 21.1% of the Mortgage Loans were originated for the purpose of refinancing existing mortgage debt, including cash-out refinancings. Approximately 78.9% of the Mortgage Loans were originated for the purpose of purchasing the Mortgaged Property.

     The Servicing Fee with respect to each Mortgage Loan ranges from a minimum of 0.150% to a maximum of 0.250%, with a weighted average of 0.243%. The Master Servicing Fee with respect to each Mortgage Loan ranges from a minimum of 0.050% to a maximum of 0.100%, with a weighted average of 0.053%. See "Description of the Certificates -- Servicing compensation and Payment of Expenses" in the Prospectus for information regarding other possible compensation to the Company and the servicers.

     The following tables describe additional characteristics of the Mortgage Loans as of the Cut-Off Date. All percentages set forth below have been calculated based on the principal balance of the Mortgage Loans as of the Cut-Off Date. Note that the sum of the percentages set forth under the heading "% of Aggregate Balance of Pool" in each of the tables that follow may not equal 100% due to rounding.

Item 7.                  FINANCIAL STATEMENTS AND EXHIBITS

                              The following exhibit is furnished herewith:

                              4.1 Pooling and Servicing Agreement between PNC Mortgage Securities Corp., Depositor and Master Servicer and First Bank National Association, Trustee, dated as of January 1, 1997.

     a)  Number of loans:  611
     b)  Mortgage Interest Rates:
                            97-1


                                          AGGREGATE            PERCENTAGE
     MORTGAGE         NUMBER             BALANCES AS          OF AGGREGATE
     INTEREST          OF                 OF THE CUT-          BALANCE OF
    RATE (MIR)        LOANS                OFF DATE             THE POOL
    ----------        ------           ----------------     -----------------
     7.125%              1             $     267,000.00             0.18%
     7.250%              1             $     540,000.00             0.36%
     7.375%              2             $     623,924.89             0.42%
     7.500%             13             $   4,248,167.99             2.86%
     7.625%             13             $   3,787,889.35             2.55%
     7.750%             38             $  10,927,224.84             7.36%
     7.875%             51             $  14,699,575.63             9.90%
     8.000%             64             $  18,103,871.06            12.19%
     8.125%             51             $  15,152,054.18            10.20%
     8.250%             70             $  19,565,143.18            13.18%
     8.375%             48             $  13,174,495.35             8.87%
     8.500%             58             $  14,983,820.09            10.09%
     8.625%             29             $   5,397,193.98             3.63%
     8.750%             50             $  10,044,561.41             6.76%
     8.875%             36             $   5,838,815.25             3.93%
     9.000%             25             $   3,602,863.65             2.43%
     9.125%             20             $   2,345,046.32             1.58%
     9.250%             14             $   1,767,168.13             1.19%
     9.375%              9             $   1,092,912.23             0.74%
     9.500%             10             $   1,186,766.33             0.80%
     9.625%              4             $     782,624.84             0.53%
     9.750%              2             $     194,367.72             0.13%
     9.875%              2             $     176,435.16             0.12%
                     -----             ----------------           ------
     TOTAL             611             $ 148,501,921.58           100.00%

      c) Pass-Through Rates:
                        97-1




                                 AGGREGATE                     WEIGHTED AVERAGE
                                BALANCES AS         WEIGHTED      SCHEDULED
           RANGE OF             OF THE CUT-          AVERAGE    REMAINING TERM
      PASS-THROUGH RATES         OFF DATE             MIRS       (in months)
      ------------------      ---------------      -----------  ---------------
      6.751 -  7.000%         $    807,000.00         7.209%         360
      7.001 -  7.250%         $  4,872,092.88         7.484%         359
      7.251 -  7.500%         $ 14,715,114.19         7.718%         356
      7.501 -  7.750%         $ 32,803,446.69         7.944%         358
      7.751 -  8.000%         $ 34,717,197.36         8.195%         356
      8.001 -  8.250%         $ 28,158,315.44         8.442%         356
      8.251 -  8.500%         $ 15,441,755.39         8.706%         353
      8.501 -  8.750%         $  9,441,678.90         8.923%         358
      8.751 -  9.000%         $  4,112,214.45         9.179%         354
      9.001 -  9.250%         $  2,279,678.56         9.440%         345
      9.251 -  9.500%         $    976,992.56         9.650%         323
      9.501 -  9.750%         $    176,435.16         9.875%         357
                              ---------------        ------       ------
                              $148,501,921.58         8.268% *       356 *


     * Represents a weighted average (by principal balance) of all the Mortgage Loans.

     d) Original Principal Balances:
                              97-1


                                              AGGREGATE          PERCENTAGE
                               NUMBER        BALANCES AS        OF AGGREGATE
     ORIGINAL                   OF           OF THE CUT-         BALANCE OF
     BALANCES                  LOANS          OFF DATE              POOL
     ------------------        -----      ----------------      ------------
     $ 50,000 OR LESS            13        $    505,115.47           0.34%
     $ 50,001 - 75,000           34        $  2,108,415.02           1.42%
     $ 75,001 - 100,000          39        $  3,438,392.41           2.32%
     $100,001 - 150,000          54        $  6,512,987.87           4.39%
     $150,001 - 200,000          31        $  5,502,878.67           3.71%
     $200,001 - 250,000         150        $ 34,408,195.99          23.17%
     $250,001 - 300,000         143        $ 39,299,728.42          26.46%
     $300,001 - 350,000          74        $ 23,666,579.84          15.94%
     $350,001 - 400,000          32        $ 12,038,195.58           8.11%
     $400,001 - 450,000          11        $  4,661,212.13           3.14%
     $450,001 - 500,000          13        $  6,205,731.92           4.18%
     OVER $500,000               17        $ 10,154,488.26           6.84%
                              ------       ---------------      ------------
     TOTAL                      611        $148,501,921.58         100.00%

     Outstanding principal balance of the smallest Mortgage Loan at the Cut-Off
     Date:  $ 19,964.32

    Outstanding principal balance of the largest Mortgage Loan at the Cut-Off
    Date:  $  998,687.27

        e)  Years of initial Monthly Payment:
                                       97-1



                                          AGGREGATE                PERCENTAGE
            YEAR          NUMBER         BALANCES AS              OF AGGREGATE
             OF             OF            OF THE CUT-               BALANCE OF
          PAYMENT         LOANS            OFF DATE                   POOL
          -------         ------      ----------------            ------------
           1993              1         $     579,853.65                0.39%
           1995              5         $   1,325,851.49                0.89%
           1996            313         $  66,575,291.83               44.83%
           1997            292         $  80,020,924.61               53.89%
                          ------       ----------------           ------------
          TOTAL            611         $ 148,501,921.58              100.00%

    f) Current Loan-to-Value Ratios:
                               97-1



                                                  AGGREGATE         PERCENTAGE
         CURRENT            NUMBER                BALANCES AS       OF AGGREGATE
     LOAN-TO-VALUE           OF                  OF THE CUT-        BALANCE OF
        RATIOS              LOANS                 OFF DATE            POOL
      --------------        ------            ----------------      ------------
      60.00% OR LESS          58              $  12,541,165.60         8.45%
      60.01-70.00%            84              $  17,438,291.09        11.74%
      70.01-75.00%           117              $  24,515,991.21        16.51%
      75.01-80.00%           231              $  62,716,271.41        42.23%
      80.01-85.00%            12              $   3,337,581.61         2.25%
      85.01-90.00%            89              $  23,158,881.37        15.60%
      90.01-95.00%            20              $   4,793,739.29         3.23%
                            ------            ----------------      ------------
      TOTAL                  611              $ 148,501,921.58       100.00%

    g) Types of Mortgaged Properties:
                                97-1



                                                   AGGREGATE        PERCENTAGE
                                  NUMBER          BALANCES AS      OF AGGREGATE
    PROPERTY                        OF             OF THE CUT-       BALANCE OF
    TYPES                          LOANS            OFF DATE            POOL
    ------------                   ------       -----------------   -----------
     SINGLE FAMILY DETACHED         547         $ 137,979,806.65       92.91%
     DUPLEX                           8         $     795,649.55        0.54%
     FOURPLEX                         3         $     533,999.58        0.36%
     TOWNHOUSE                        3         $     764,069.86        0.51%
     CONDOMINIUM                     25         $   5,075,500.32        3.42%
     PLANNED UNIT DEVELOPMENT        17         $   2,455,645.34        1.65%
     HI-RISE CONDO                    1         $     288,000.00        0.19%
     HOUSING COOPERATIVES             7         $     609,250.28        0.41%
                                   ------       -----------------    ---------
     TOTAL                          611         $ 148,501,921.58      100.00%

            h) Owner Occupancy Status


          CODE                      LOAN           PRINCIPAL         PCT TO
                                    COUNT           BALANCE           POOL
          ----                      -----          ---------         ------

     OWNER OCCUPIED                   589      $146,690,854.97        98.78
     OWNER OCCUPIED - 2ND HOME          7      $    778,526.90          .52
     NON-OWNER                         15      $  1,032,539.71          .70

                                    -----      ---------------       ------
           TOTAL                      611      $148,501,921.58       100.00

            i) Geographic Distribution by state:
                                                    97-1



                                             AGGREGATE           PERCENTAGE
                            NUMBER          BALANCES AS         OF AGGREGATE
                              OF            OF THE CUT-          BALANCE OF
     STATE                  LOANS           OFF DATE               POOL
     --------------------   ------      -----------------     ------------
     ALABAMA                     3      $     423,665.54           0.29 %
     ARIZONA                     8      $   1,983,021.00           1.34 %
     ARKANSAS                    4      $   1,262,810.35           0.85 %
     CALIFORNIA                170      $  51,818,482.59          34.89 %
     COLORADO                    9      $   2,393,205.83           1.61 %
     CONNECTICUT                 7      $   2,274,911.84           1.53 %
     DELAWARE                    2      $     198,797.51           0.13 %
     DISTRICT OF COLUMBIA        1      $     251,817.61           0.17 %
     FLORIDA                    66      $  13,213,254.26           8.90 %
     GEORGIA                    17      $   3,909,415.43           2.63 %
     IDAHO                       5      $     570,983.07           0.38 %
     ILLINOIS                   39      $   8,542,447.95           5.75 %
     INDIANA                     3      $     381,648.42           0.26 %
     KANSAS                      2      $     623,816.63           0.42 %
     KENTUCKY                    3      $     892,993.13           0.60 %
     LOUISIANA                   1      $     131,027.60           0.09 %
     MAINE                       1      $     251,814.93           0.17 %
     MARYLAND                   16      $   4,156,316.66           2.80 %
     MASSACHUSETTS              28      $   6,778,552.75           4.56 %
     MICHIGAN                   32      $   5,301,453.55           3.57 %
     MINNESOTA                   7      $   1,086,379.28           0.73 %
     MISSOURI                    1      $     246,854.17           0.17 %
     MONTANA                     1      $     299,653.54           0.20 %
     NEBRASKA                    2      $     899,430.61           0.61 %
     NEVADA                     15      $   2,813,864.69           1.89 %
     NEW JERSEY                 17      $   4,146,983.58           2.79 %
     NEW MEXICO                  3      $     628,244.19           0.42 %
     NEW YORK                   22      $   4,327,772.27           2.91 %
     NORTH CAROLINA              3      $     450,947.22           0.30 %
     OHIO                       25      $   3,890,370.15           2.62 %
     OKLAHOMA                    7      $   1,610,565.79           1.08 %
     OREGON                      4      $   1,125,128.36           0.76 %
     PENNSYLVANIA                7      $   1,639,574.92           1.10 %
     SOUTH CAROLINA              5      $     968,131.83           0.65 %
     SOUTH DAKOTA                1      $     255,680.67           0.17 %
     TENNESSEE                   3      $     592,719.71           0.40 %
     TEXAS                      28      $   7,341,171.76           4.94 %
     UTAH                        8      $   1,758,311.09           1.18 %
     VIRGINIA                   15      $   4,128,080.63           2.78 %
     WASHINGTON                 18      $   4,352,108.97           2.93 %
     WISCONSIN                   1      $     339,788.67           0.23 %
     WYOMING                     1      $     239,722.83           0.16 %
                            ------      ---------------       --------------
                     TOTAL     611      $ 148,501,921.58         100.00 %

            j) Scheduled maturity years:
                                        97-1



                                       AGGREGATE        PERCENTAGE
                   YEAR    NUMBER      BALANCES AS      OF AGGREGATE
                    OF       OF        OF THE CUT-      BALANCE OF
                 MATURITY  LOANS       OFF DATE         POOL
                 --------  ------  ------------------   ------------
                    2016        2   $      614,976.16       0.41 %
                    2021       18   $    4,222,732.80       2.84 %
                    2023        1   $      579,853.65       0.39 %
                    2025        7   $    1,822,341.73       1.23 %
                    2026      534   $  126,295,252.89      85.05 %
                    2027       49   $   14,966,764.35      10.08 %
                           ------  ------------------   ------------
                 TOTAL        611   $  148,501,921.58     100.00 %



      Weighted average (by principal balance) remaining term (adjusted for curtailments) of the Mortgage Loans calculated as of the Cut-Off
      Date: 355.2


      Latest scheduled maturity of any Mortgage Loan:
                                         January, 2027

            k) Original Terms:
                          97-1



                                        AGGREGATE        PERCENTAGE
                           NUMBER       BALANCES AS      OF AGGREGATE
           LOAN TERM         OF         OF THE CUT-      BALANCE OF
          (IN MONTHS)      LOANS        OFF DATE         POOL
        ---------------    ------   ----------------     ------------
              240               2   $     614,976.16       0.41 %
              300              18   $   4,222,732.80       2.84 %
              348               1   $     269,821.58       0.18 %
              349               1   $     226,668.66       0.15 %
              351               1   $     285,223.76       0.19 %
              352               1   $     337,018.12       0.23 %
              353               1   $     353,318.37       0.24 %
              360             586   $ 142,192,162.13      95.75 %
                           ------   ----------------     ------------
           TOTAL              611   $ 148,501,921.58     100.00 %

     l) Documentation Program Types:
                                 97-1



                                             AGGREGATE      PERCENTAGE
                                  NUMBER     BALANCES AS    OF AGGREGATE
                                    OF       OF THE CUT-    BALANCE OF
     LOAN TYPE                    LOANS      OFF DATE       POOL
     -------------------------    ------  ----------------  ------------
     FULL DOCUMENTATION            466   $  130,307,436.82      87.75 %
     LIMITED DOCUMENTATION         144   $   17,940,084.76      12.08 %
     NO DOCUMENTATION                1   $      254,400.00        .17 %
                                  ------  ----------------  ------------
                       TOTAL       611   $  148,501,921.58     100.00 %

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 29, 1997.

                                   PNC MORTGAGE SECURITIES
                                   CORP.
                                   (Registrant)

                                   By:  (Thomas G. Lehmann)
                                        --------------------------------
                                        Thomas G. Lehmann
                                        Vice President
                                        (Authorized Officer)